Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of November 17, 2011

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	37-39	44	12/31/11	Two 6-month priced options at $37-39K dayrate (subject to cost escalation provisions). Chevron reimbursed $3.3 million of repair cost.
2	Hercules 150	150’ - ILC, TD	GOM	Shipyard			01/05/12	Repair and maintenance for approximately 65-70 days starting October 25. Tarpon is obligated to reimburse for 14-days of repairs related to damage caused by a punch through. Anticipate Tarpon to complete remainder of its contract using Hercules 204 in early 2012.
				Arena	54-56	45	02/19/12	One 14-day priced option
3	Hercules 173	173’ - MC, TD	GOM	Chevron	37-39	44	12/31/11	Two 6-month priced options at $37 - $39K dayrate (subject to cost escalation provisions).
4	Hercules 200	200’ - MC, TD	GOM	Apache	40-42	16	12/03/11
				Shipyard			12/17/11	Repair and maintenance for approximately 14 days.
				Apache	37-39	29	01/15/12
5	Hercules 201	200’ - MC, TD	GOM	Shipyard			11/28/11	Scheduled downtime for approximately 50 days starting in October
				Energy XXI	44-46	45	01/12/12	One 29-day priced option
6	Hercules 202	200’ - MC, TD	GOM	Ankor Energy	47-49	29	12/16/11
					51-53	15	12/31/11
7	Hercules 204	200’ - MC, TD	GOM	Stone Energy	42-44	25	12/12/11	Contract commenced November 9.
				Hilcorp	47-49	30	01/11/12
8	Hercules 205	200’ - MC, TD	GOM	Energy XXI	38-40	41	12/28/11
				ADTI/Contango	43-45	90	03/27/12
				Shipyard			04/26/12	Scheduled downtime for approximately 30 days starting in March
				ADTI/Contango	47-49	90	07/25/12
9	Hercules 212	200’ - MC, TD	GOM	Hall-Houston	41-43	6	11/23/11	Contract commenced October 30
					45-47	58	01/20/12	Special survey due by first quarter 2012
10	Hercules 213	200’ - MC, TD	GOM	Petroquest	38-40	33	12/20/11
					45-47	28	01/17/12
11	Hercules 214	200’ - MC, TD	GOM	Apache	42-44	31	12/18/11
				Shipyard			02/01/12	Scheduled downtime for ABS special survey/repairs
				Apache	51-53	40	03/12/12
12	Hercules 251	250’ - MS, TD	GOM	Walter Oil & Gas	47-49	119	03/15/12	Contract commenced November 11.
13	Hercules 253	250’ - MS, TD	GOM	Hall-Houston	41-43	94	02/19/12
				Tana	47-49	90	05/19/12	Special survey due by third quarter 2012
14	Hercules 263	250’ - MC, TD	GOM	Pisces	57-59	46	01/02/12	Contract commenced October 27
				Tana	59-61	45	02/16/12	Special survey due by third quarter 2012
15	Hercules 264	250’ - MC, TD	GOM	Chevron	56-58	33	12/20/11
16	Hercules 265	250’ - MC, TD	GOM	EPL	54-56	47	01/03/12	Contract commenced November 15
				Rooster	59-61	21	01/24/12
				Stone Energy	56-58	65	03/29/12	Special survey due by third quarter 2012
17	Hercules 300	300’ - MC, TD	GOM	Waiting on Weather			11/24/11	Previous contract completed November 3.
				Arena	69-71	20	12/14/11	One 20-day priced option
18	Hercules 350	350’ - ILC, TD	GOM	Chevron	73-75	44	12/31/11	Special survey due by third quarter 2012
					Average	76	days

Hercules Offshore Monthly Rig Fleet Status Report as of November 17, 2011

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100’ - MC, TD	GOM	Cold Stacked 01/09
23	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
24	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
25	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
26	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
27	Hercules 209	200’ - MC	GOM	Cold Stacked 01/09
28	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
29	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
30	Hercules 252	250’ - MS, TD	GOM	Cold Stacked 05/09
31	Hercules 256	250’ - MS, TD	GOM	Cold Stacked 12/10
32	Hercules 257	250’ - MS, TD	GOM	Cold Stacked 07/10
33	Hercules 259	250’ - MS, TD	GOM	Cold Stacked 02/10
34	Hercules 800	80’ - MS, TD	GOM	Cold Stacked 10/07				Sold November 2011
35	Hercules 2000	200’ - MC, TD	GOM	Cold Stacked 05/08
36	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
37	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
38	Hercules 2005	200’ - MC, TD	GOM	Cold Stacked 07/09
39	Hercules 2008	200’ - MC, TD	GOM	Cold Stacked 01/09
40	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09
41	Hercules 2501	250’ - MS, TD	GOM	Cold Stacked 01/10
42	Hercules 2502	250’ - MS, TD	GOM	Cold Stacked 02/09
43	Hercules 2503	250’ - MS, TD	GOM	Cold Stacked 09/09

Hercules Offshore Monthly Rig Fleet Status Report as of November 17, 2011

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150’ - ILC, TD	Angola	Shipyard			03/31/12	Repair and maintenance for approximately six months starting in September 2011
				CABGOC	59-61	682	02/11/14
3	Platform 3	Platform, TD	Mexico	PEMEX	49-51	1,394	09/11/15
4	Hercules 258	250’ - MS, TD	India	ONGC	47-49	51	01/07/12
5	Hercules 260	250’ - ILC, TD	Democratic Republic of Congo	Perenco	69-71	104	02/29/12	Two 6-month priced options. Special survey due by fourth quarter 2012.
6	Hercules 208	200’ - MC, TD	Vietnam	Quad Energy	67-69	68	01/24/12
			Indonesia	Zaratex	99-101	90	04/23/12	Two 45-day priced options
7	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	1,047	09/29/14	Anticipated downtime for approximately 60 days starting in first quarter 2012. Will receive lump sum payment to approximate contract preparation costs.
8	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	1,087	11/08/14	Anticipated downtime for approximately 90 days starting in second quarter 2012. Will receive lump sum payment to approximate contract preparation costs.
					Average	565	days

9	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore Monthly Rig Fleet Status Report as of November 17, 2011

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer /Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Tri-C Resources	22-24	6	11/23/11
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	23-25	25	12/12/11
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Dynamic	25-27	10	11/27/11
					Average	14	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore Liftboat Fleet Status Report for the month ended October 31, 2011

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
Gulf of Mexico
230	2	2	$23,736	25	40%	One vessel in drydock in October and two vessels in drydock in November
170-215	4	4	13,508	105	85%
140-150	6	5	7,662	112	72%	One vessels in drydock in October and two vessels in drydock in November
120-130	14	12	6,183	204	55%	One vessels in drydock in October and two vessels in drydock in November
105	15	11	5,081	209	61%	One vessel in drydock in October and November

Sub-total/Average	41	34	$7,928	655	62%

International
230-260	2	2	$59,150	37	60%
170-215	7	7	26,871	144	66%	One vessel in drydock in October and two vessels in drydock in November
140-150	4	4	16,082	62	50%	Two vessels in drydock in October and one vessel in drydock in October
120-130	7	7	11,914	142	65%
105	4	3	12,939	31	33%

Sub-total/Average	24	23	$21,990	416	58%

Total/Average	65	57	$13,390	1,071	61%

(1)	Actively marketed liftboats excludes six GOM cold-stacked liftboats, one GOM out of service liftboat and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.